U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

Venture Lending & Leasing VII, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-00969	45-5589518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 234-4300

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual shareholder meeting (the “Meeting”) of Venture Lending & Leasing VII, Inc. (the “Fund”) was held on May 20, 2015, to consider and vote on the election of five members of the Board of Directors of the Fund (John F. Cogan, John W. Glynn, Scott C. Taylor, Ronald W. Swenson and Maurice C. Werdegar), a clarification of the policy regarding compensation for independent directors, and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2015.

On March 30, 2015, the record date for the Meeting, there were 100,000 shares of Common Stock, $.001 par value (“Shares”) of the Fund outstanding and entitled to vote. 100% of the Shares are owned by Venture Lending & Leasing VII, LLC (the “LLC”). The LLC in turn is owned by its members (the “LLC Members”). The Operating Agreement of the LLC grants the LLC Members pass-through voting rights, meaning that the LLC, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the LLC Members, with the same vote required of the LLC Members as is required of the shareholder of the Fund. Accordingly, the election of each of the nominated directors of the Fund required the prior approval of the holders of at least a plurality of the outstanding shares of membership interest of the LLC (the “LLC Shares”), and the clarification of the policy regarding compensation for independent directors and ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2015 required the prior approval of at least a majority of the outstanding LLC Shares.

223,526.25 out of 253,125 total outstanding LLC Shares, or 88.31% of the LLC Shares, were cast in favor of the election of each of the five members of the Board of Directors and in favor of the clarification of the policy regarding compensation for independent directors and ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2015. No LLC Shares were cast against or withheld for either of the proposals presented at the Meeting. Consequently, the LLC cast 100% of the Shares in favor of approval of both of the proposals presented at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VENTURE LENDING & LEASING VII, INC.
(Registrant)

By: /s/ Maurice C. Werdegar	By: /s/ Martin D. Eng
Maurice C. Werdegar	Martin D. Eng
President and Chief Executive Officer	Chief Financial Officer

Date: May 20, 2015	Date: May 20, 2015